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                                                                   EXHIBIT 10.36

                                 PROMISSORY NOTE
                                 ---------------
$400,000.00                                                Palo Alto, California

                                                                  April 22, 2002

     FOR VALUE RECEIVED, the undersigned, Brian Metcalf ("Employee") and Heather Metcalf, each an individual (collectively, "Borrower"), hereby promise to pay to
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the order of Incyte Genomics, Inc., a Delaware corporation ("Lender"), the
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principal sum of four hundred thousand dollars ($400,000.00), without interest
(except as otherwise provided below), to be repaid as set forth below.

     1. REPAYMENT. The entire outstanding principal balance of this promissory note (this "Note") shall be due and payable on February 7, 2006. Borrower may
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repay all or any portion of this Note at any time, without penalty, prior to its maturity date. Subject to all of the other provisions and terms of this Note, and provided Borrower is not then in default under this Note, that certain Deed of Trust from Borrower, as Trustor, to First American Title, as Trustee, for the benefit of Lender, as Beneficiary, of even date herewith (the "Deed of Trust")
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or any other deed of trust, mortgage or security instrument that secures this
Note or encumbers the Property (as defined below), then: on February 6, 2003, twenty-five percent (25%) of the outstanding principal balance of this Note shall be forgiven; and 1/48 of the principal amount of this Note shall be forgiven on the last day of each month beginning thereafter, with the remaining outstanding principal balance of this Note forgiven on February 6, 2006; provided, however, Employee is still employed with Lender on such dates (each a
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"Forgiveness Date").
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     Any acceleration of this Note or termination of Employee's employment relationship with Lender prior to the then-applicable Forgiveness Date shall terminate and void any remaining right of Borrower to receive any forgiveness of the then-outstanding principal balance of this Note.

     2. PURPOSE OF NOTE. Borrower acknowledges that it is a requirement of the loan evidenced by this Note (the "Loan") that the proceeds of the Loan be used
                                  ----
only to finance Borrower's principal residence located at the address set forth on Schedule 1 hereto (the "Property") and that the purpose of the Loan is to
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induce Employee to accept an offer for employment which shall be principally in
California.

     3. SECURITY. This Note is the promissory note referred to in the Deed of Trust and is secured by the Deed of Trust. Reference is made to the Deed of Trust for a description of the nature and extent of the security afforded thereby, the rights of Lender in respect of such security, and the terms and conditions upon which this Note is secured. Lender is entitled to the benefits of the Deed of Trust and Lender may enforce the agreements of Borrower contained therein and exercise the remedies provided therein or otherwise in respect thereof, all in accordance with the Deed of Trust.

     In the event that the Property or any part thereof or any interest therein is sold, agreed to be sold, conveyed, encumbered, alienated or otherwise transferred by Borrower (except for the Permitted Liens, as defined in the Deed of Trust), whether by operation of law or otherwise, this Note, irrespective of the due date expressed herein, at the option of Lender and without demand

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or notice, shall immediately become due and payable. This provision shall apply to each and every sale, transfer, encumbrance or conveyance, regardless whether or not Lender has consented to, or waived, Lender's rights hereunder, whether by action or non-action in connection with any previous sale, transfer or conveyance.

     Payment of this Note shall be secured by the Deed of Trust. Borrower, however, shall remain personally liable for payment of this Note, and assets of Borrower, in addition to the collateral under the Deed of Trust, may be applied to the satisfaction of Borrower's obligations hereunder. Nothing contained in this Note shall limit the rights of Lender to proceed against Borrower for any losses, claims, suits, judgments, liabilities, penalties, damages, costs or expenses (including, without limitation, the reasonable fees and disbursements of Lender's legal counsel) due to the fraud, intentional misrepresentation or intentional waste committed by Borrower under this Note, the Deed of Trust or the transactions contemplated hereby or thereby.

     4. ACCELERATION OF DUE DATE.

     The entire unpaid principal balance of this Note, together with all accrued and unpaid interest thereon, if any, shall, at the election of Lender, become immediately due and payable upon the occurrence of any of the following, irrespective of the repayment schedule set forth in paragraph 1 of this Note:

          a. Any failure on the part of Borrower to make any payment under this Note when the same is due or to perform any other material obligation imposed upon Borrower under this Note, including, without limitation, the payment of applicable withholding taxes;

          b. Any failure on the part of Borrower to perform or observe any of his obligations under the Deed of Trust or any other deed of trust, mortgage or security instrument that secures this Note or encumbers the Property as and when performance is due;

          c. Any failure by Borrower to apply any portion of the proceeds of the Loan to finance the Property;

          d. If Borrower shall sell the Property;

          e. If at any time Borrower shall admit in writing its inability to pay its debts as they become due, or shall make any assignment for the benefit of any creditors, or shall file a petition seeking any reorganization, arrangement, composition, readjustment or similar release under any present or future statute, law or regulation, or upon the filing or commencement by or against Borrower of any petition, action, case or proceeding, voluntary or involuntary, under any state or Federal law regarding bankruptcy or insolvency;

          f. Thirty (30) days after: the date that Employee's employment is terminated for Cause (as defined in that certain letter agreement, dated April 2002, by and between Employee and Lender (the "Letter Agreement")); or Employee
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leaves employment of Lender on his own volition; provided, however, that in
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addition to the unpaid balance of this Note, Borrower shall also be personally liable for payment of interest on the principal amount of this Note at the rate determined by Lender as necessary to avoid the imputation of income to Borrower for Federal income tax purposes; or

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          g. One year after the date that Employee's employment is terminated without Cause (as such term is defined in the Letter Agreement) or Employee leaves employment of Lender due to death or Disability.

     5. OFFSET TO COMPENSATION. To the fullest extent permitted by law, Borrower hereby authorizes Lender to offset any unpaid principal balance or accrued interest that is not paid when due under this Note, and any applicable withholding taxes, against any amounts owed by Lender to Borrower, including, without limitation, any wages, salary, bonuses, accrued vacation or sick pay, compensation from stock option exercises, and any other employment or consulting compensation or restricted stock unit payments. Lender shall promptly notify Borrower in writing of any such offset, including an itemization of the amounts offset and the balance, if any, due and payable pursuant to this Note.

     6. SURVIVING OBLIGATIONS; TAXES. Any reduction in, or forgiveness of, the principal amount outstanding under this Note shall not limit Borrower's obligations to Lender for payment of any collection costs incurred by Lender pursuant to the terms of this Note. Borrower acknowledges that it is aware that a reduction or forgiveness of amounts due to Lender under this Note, as well as any waiver by Lender of receipt of interest charged on the principal amount of this Note, may result in adverse tax consequences for Borrower. Borrower assumes all risk, cost and responsibility for such tax consequences and releases Lender from any and all claims or liabilities arising therefrom. Notwithstanding the foregoing, if Lender determines that under applicable law and regulations Lender could be liable for the withholding of any Federal or state tax with respect to the Loan, Borrower shall pay the amount of such withholding tax obligation to Lender in cash or make other arrangements satisfactory to Lender for the satisfaction of such withholding tax obligations, including, without limitation, increasing the principal amount due under this Note equal to the amounts of such obligations. Lender shall not be required to forgive any portion of the outstanding principal balance of this Note unless and until such obligations are satisfied. Borrower further acknowledges that Lender will be imputing compensation income to Borrower pursuant to the requirements of the Internal Revenue Code of 1986, as amended, applicable to employee loans with below-market interest rates.

     7. COLLECTION COST BORNE BY BORROWER. Borrower agrees to pay all costs and expenses, including, but not limited to, reasonable attorneys' fees, incurred by Lender in any action brought to enforce the terms of this Note and/or to collect his Note, and any appeal thereof. At Lender's option, such costs and expenses may be added to the principal amount of this Note.

     8. PURCHASE OF SUBSEQUENT RESIDENCE.

     In the event Borrower shall sell the Property, this Note shall immediately become due and payable and Borrower agrees to pay the outstanding balance of this Note with proceeds from such sale. If Borrower purchases another home in an area agreed to by the Board of Directors of Lender of equal or greater value within three (3) months of the sale of the Property (the "New Property"), Lender
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agrees to re-loan up to four hundred thousand dollars ($400,000.00) (or if less, the amount of the then outstanding principal balance of the Note) to Borrower and Borrower agrees to execute a new promissory note upon substantially the same terms and conditions contained herein (the "New Note"), which shall be secured
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by the New Property under a deed of

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trust with substantially the same terms and conditions contained in the Deed of
Trust; provided, however, that the proceeds of the loan evidenced by the New
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Note shall be directly deposited in the escrow account established for the New
Property.

     9. MISCELLANEOUS.

          a. All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

             If to Borrower:
             at Borrower's current address as shown on the records of Lender.

             If to Lender:
             Incyte Genomics, Inc.
             3160 Porter Drive
             Palo Alto, CA 94304
             Attention:  General Counsel

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

          b. Borrower waives presentment, demand, protest, notice of protest, notice of dishonor and notice of nonpayment.

          c. Borrower consents to any extension of time for the payment of this Note. Any such extension or release may be made without notice to Borrower and shall not discharge the liability of Borrower. Failure to accelerate the maturity of the indebtedness evidenced by this Note upon default by Borrower, or acceptance of any past due installment, or failure to demand strict performance by Borrower shall not constitute a waiver of any provision of this Note by Lender.

          d. This Note shall be governed by and construed in accordance with the laws of the State of California without regard to principles of conflict of laws.

          e. In the event of any inconsistencies between the terms of this Note and the terms of any other document related to the Loan, the terms of this Note shall prevail.

          f. This Note shall be binding upon Borrower and the personal representative, heir, successors and assigns of Borrower.

          g. The benefit of the interest arrangements of the Loan are personal to Borrower and not transferable. Lender reserves the right to charge a default interest rate of five percent (5%) above the prime rate quoted in the Wall Street Journal to Borrower or any of Borrower's successors or assigns if the entire unpaid principal balance of this Note, together with all accrued and unpaid interest thereon, if any, is not paid when due.

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          h. If any part of this Note is determined to be illegal or unenforceable, all other parts shall remain in full force and effect.

     IN WITNESS WHEREOF, Borrower has executed this Note as of the date first hereinabove written.

                                                 /s/ Brian W. Metcalf
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                                                     Brian Metcalf



                                                /s/ Heather Metcalf
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                                                    Heather Metcalf